Exhibit 99.2

MORGAN STANLEY
Financial Supplement - 2Q 2011
Table of Contents
Page #

1	…………….	Quarterly Financial Summary
2	…………….	Quarterly Consolidated Income Statement Information
3	…………….	Quarterly Earnings Per Share Summary
4 - 5	…………….	Quarterly Consolidated Financial Information and Statistical Data
6	…………….	Quarterly Institutional Securities Income Statement Information
7 - 8	…………….	Quarterly Institutional Securities Financial Information and Statistical Data
9	…………….	Quarterly Global Wealth Management Group Income Statement Information
10	…………….	Quarterly Global Wealth Management Group Financial Information and Statistical Data
11	…………….	Quarterly Asset Management Income Statement Information
12	…………….	Quarterly Asset Management Financial Information and Statistical Data
13	…………….	Earnings Per Share Appendix I
14 - 15	…………….	End Notes
16	…………….	Legal Notice

MORGAN STANLEY
Quarterly Financial Summary
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Six Months Ended		Percentage
	June 30, 2011	Mar 31, 2011	June 30, 2010	Mar 31, 2011	June 30, 2010	June 30, 2011	June 30, 2010	Change
Net revenues
Institutional Securities	$5,189	$3,592	$4,515	44%	15%	$8,781	$9,853	(11%)
Global Wealth Management Group	3,476	3,437	3,074	1%	13%	6,913	6,179	12%
Asset Management	645	626	410	3%	57%	1,271	1,063	20%
Intersegment Eliminations	(28)	(20)	(36)	(40%)	22%	(48)	(60)	20%
Consolidated net revenues	$9,282	$7,635	$7,963	22%	17%	$16,917	$17,035	(1%)

Income (loss) from continuing operations before tax
Institutional Securities	$1,457	$397	$1,595	*	(9%)	$1,854	$3,660	(49%)
Global Wealth Management Group	322	348	207	(7%)	56%	670	485	38%
Asset Management	165	127	(86)	30%	*	292	88	*
Intersegment Eliminations	0	0	(13)	--	*	0	(15)	*
Consolidated income (loss) from continuing operations before tax	$1,944	$872	$1,703	123%	14%	$2,816	$4,218	(33%)

Income (loss) applicable to Morgan Stanley
Institutional Securities	$990	$714	$1,384	39%	(28%)	$1,704	$3,115	(45%)
Global Wealth Management Group	180	183	110	(2%)	64%	363	209	74%
Asset Management	19	69	(44)	(72%)	*	88	(29)	*
Intersegment Eliminations	0	0	(11)	--	*	0	(12)	*
Consolidated income (loss) applicable to Morgan Stanley	$1,189	$966	$1,439	23%	(17%)	$2,155	$3,283	(34%)

Notes:	-
Results for the quarters ended June 30, 2011, March 31, 2011 and June 30, 2010 include positive (negative) revenue of $244 million, $(189) million and $750 million, respectively, related to the movement in Morgan Stanley's credit spreads on certain long-term and short-term debt.

	-	Income (loss) applicable to Morgan Stanley represents consolidated income (loss) from continuing operations applicable to Morgan Stanley before gain (loss) from discontinued operations.
	-	Refer to Legal Notice on page 16.

MORGAN STANLEY
Quarterly Consolidated Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Six Months Ended		Percentage
	June 30, 2011	Mar 31, 2011	June 30, 2010	Mar 31, 2011	June 30, 2010	June 30, 2011	June 30, 2010	Change
Revenues:
Investment banking	$1,695	$1,214	$1,080	40%	57%	$2,909	$2,140	36%
Principal transactions:
Trading	3,485	2,977	3,353	17%	4%	6,462	7,111	(9%)
Investments	402	329	(52)	22%	*	731	317	131%
Commissions	1,291	1,449	1,308	(11%)	(1%)	2,740	2,568	7%
Asset management, distribution and admin. fees	2,206	2,109	1,974	5%	12%	4,315	3,937	10%
Other	275	(444)	159	*	73%	(169)	453	*
Total non-interest revenues	9,354	7,634	7,822	23%	20%	16,988	16,526	3%

Interest income	1,957	1,854	1,747	6%	12%	3,811	3,483	9%
Interest expense	2,029	1,853	1,606	9%	26%	3,882	2,974	31%
Net interest	(72)	1	141	*	*	(71)	509	*
Net revenues	9,282	7,635	7,963	22%	17%	16,917	17,035	(1%)

Non-interest expenses:
Compensation and benefits	4,675	4,333	3,886	8%	20%	9,008	8,302	9%

Non-compensation expenses:
Occupancy and equipment	401	402	401	--	--	803	791	2%
Brokerage, clearing and exchange fees	416	405	371	3%	12%	821	719	14%
Information processing and communications	448	445	416	1%	8%	893	811	10%
Marketing and business development	154	147	153	5%	1%	301	287	5%
Professional services	494	428	496	15%	--	922	891	3%
Other	750	603	537	24%	40%	1,353	1,016	33%
Total non-compensation expenses	2,663	2,430	2,374	10%	12%	5,093	4,515	13%
Total non-interest expenses	7,338	6,763	6,260	9%	17%	14,101	12,817	10%

Income (loss) from continuing operations before taxes	1,944	872	1,703	123%	14%	2,816	4,218	(33%)
Income tax provision / (benefit) from continuing operations	542	(256)	240	*	126%	286	676	(58%)
Income (loss) from continuing operations	1,402	1,128	1,463	24%	(4%)	2,530	3,542	(29%)
Gain (loss) from discontinued operations after tax	4	2	521	100%	(99%)	6	453	(99%)
Net income (loss)	$1,406	$1,130	$1,984	24%	(29%)	$2,536	$3,995	(37%)
Net income (loss) applicable to noncontrolling interests	213	162	24	31%	*	375	259	45%
Net income (loss) applicable to Morgan Stanley	1,193	968	1,960	23%	(39%)	2,161	3,736	(42%)
Preferred stock dividend / Other	1,751	232	382	*	*	1,973	746	164%
Earnings (loss) applicable to Morgan Stanley common shareholders	$(558)	$736	$1,578	*	*	$188	$2,990	(94%)

Amounts applicable to Morgan Stanley:
Income (loss) from continuing operations	1,189	966	1,439	23%	(17%)	2,155	3,283	(34%)
Gain (loss) from discontinued operations after tax	4	2	521	100%	(99%)	6	453	(99%)
Net income (loss) applicable to Morgan Stanley	$1,193	$968	$1,960	23%	(39%)	$2,161	$3,736	(42%)

Pre-tax profit margin	21%	11%	21%			17%	25%
Compensation and benefits as a % of net revenues	50%	57%	49%			53%	49%
Non-compensation expenses as a % of net revenues	29%	32%	30%			30%	27%
Effective tax rate from continuing operations	27.9%	*	14.1%			10.2%	16.0%

Notes:	-
Pre-tax profit margin is a non-GAAP financial measure that the Firm considers to be a useful measure that the Firm and investors use to assess operating performance. Percentages represent income from continuing operations before income taxes as a percentage of net revenues.

-
The quarter ended June 30, 2011, preferred stock dividend/other included a one-time negative adjustment of approximately $1.7 billion related to the conversion of Series B Non-Cumulative Non-Voting Perpetual Convertible Preferred Stock held by Mitsubishi UFJ Financial Group, Inc. (MUFG), into Morgan Stanley common stock (MUFG conversion).

-
Other revenue for the quarter ended March 31, 2011 included a loss of $655 million related to the Firm's 40% stake in a securities joint venture, Mitsubishi UFJ Morgan Stanley Securities Co., Ltd. ("MUMSS"), controlled and managed by our partner MUFG.

-
The quarter ended March 31, 2011 included a discrete net tax benefit of $447 million from the remeasurement of a deferred tax asset and the reversal of a related valuation allowance that are both associated with the sale of Revel Entertainment Group, LLC (Revel). Excluding this discrete tax gain and tax benefit of $230 million related to the MUMSS loss, the effective tax rate for the quarter was 27.6%.

-
The quarter ended June 30, 2010 included a discrete tax benefit of approximately $345 million related to the remeasurement of tax reserves based on the status of federal and state tax examinations. Excluding this benefit, the effective rate would have been 34.4%.

	-	The six months ended June 30, 2010 included discrete tax gains / benefits of approximately $727 million related to the remeasurement of tax reserves based on the status of federal and state tax examinations and benefits on the repatriation of undistributed earnings on certain non-U.S. subsidiaries that were determined to be indefinitely reinvested abroad. Excluding these gains / benefits, the effective tax rate would have been 33.3%.
	-	Preferred stock dividend / Other includes allocation of earnings to Participating Restricted Stock Units (RSUs) and China Investment Corporation (CIC) equity units.
	-	Refer to Legal Notice on page 16.

MORGAN STANLEY
Quarterly Earnings Per Share
(unaudited, dollars in millions, except for per share data)

	Quarter Ended			Percentage Change From:		Six Months Ended		Percentage
	June 30, 2011	Mar 31, 2011	June 30, 2010	Mar 31, 2011	June 30, 2010	June 30, 2011	June 30, 2010	Change

Income (loss) from continuing operations	$1,402	$1,128	$1,463	24%	(4%)	$2,530	$3,542	(29%)
Net income (loss) from continuing operations applicable to noncontrolling interest	213	162	24	31%	*	375	259	45%
Income from continuing operations applicable to Morgan Stanley	1,189	966	1,439	23%	(17%)	2,155	3,283	(34%)
Less: Preferred Dividends	(24)	(220)	(220)	89%	89%	(244)	(440)	45%
Less: MUFG preferred stock conversion	(1,726)	0	0	*	*	(1,726)	0	*
Income from continuing operations applicable to Morgan Stanley, prior to allocation of income to CIC Equity Units and Participating Restricted Stock Units	(561)	746	1,219	*	*	185	2,843	(93%)

Basic EPS Adjustments:
Less: Allocation of undistributed earnings to CIC Equity Units	0	0	(67)	--	*	0	(165)	*
Less: Allocation of earnings to Participating Restricted Stock Units	(1)	(12)	(38)	92%	97%	(3)	(91)	97%
Earnings (loss) from continuing operations applicable to Morgan Stanley common shareholders	$(562)	$734	$1,114	*	*	$182	$2,587	(93%)

Gain (loss) from discontinued operations after tax	4	2	521	100%	(99%)	6	453	(99%)
Gain (loss) from discontinued operations after tax applicable to noncontrolling interests	0	0	0	--	--	0	0	--
Gain (loss) from discontinued operations after tax applicable to Morgan Stanley	4	2	521	100%	(99%)	6	453	(99%)
Less: Allocation of undistributed earnings to CIC Equity Units	0	0	(41)	--	*	0	(36)	*
Less: Allocation of earnings to Participating Restricted Stock Units	0	0	(16)	--	*	0	(14)	*
Earnings (loss) from discontinued operations applicable to Morgan Stanley common shareholders	4	2	464	100%	(99%)	6	403	(99%)

Earnings (loss) applicable to Morgan Stanley common shareholders	$(558)	$736	$1,578	*	*	$188	$2,990	(94%)

Average basic common shares outstanding (millions)	1,464	1,456	1,318	1%	11%	1,460	1,316	11%

Earnings per basic share:
Income from continuing operations	$(0.38)	$0.50	$0.84	*	*	$0.12	$1.96	(94%)
Discontinued operations	$-	$0.01	$0.36	*	*	$0.01	$0.31	(97%)
Earnings per basic share	$(0.38)	$0.51	$1.20	*	*	$0.13	$2.27	(94%)

Earnings (loss) from continuing operations applicable to Morgan Stanley common shareholders	$(562)	$734	$1,114	*	*	$182	$2,587	(93%)

Diluted EPS Adjustments:
Income impact of assumed conversions:
Preferred stock dividends (Series B - Mitsubishi)	0	0	196	--	*	0	392	*
Assumed conversion of CIC	0	0	91	--	*	0	91	*
Earnings (loss) from continuing operations applicable to Morgan Stanley common shareholders	$(562)	$734	$1,401	*	*	$182	$3,070	(94%)

Earnings (loss) from discontinued operations applicable to Morgan Stanley common shareholders	4	2	464	100%	(99%)	6	403	(99%)
Assumed conversion of CIC	0	0	41	--	*	0	41	*

Earnings (loss) applicable to common shareholders plus assumed conversions	$(558)	$736	$1,906	*	*	$188	$3,514	(95%)

Average diluted common shares outstanding and common stock equivalents (millions)	1,464	1,472	1,748	(1%)	(16%)	1,477	1,688	(13%)

Earnings per diluted share:
Income from continuing operations	$(0.38)	$0.50	$0.80	*	*	$0.12	$1.82	(93%)
Discontinued operations	$-	$-	$0.29	--	*	$0.01	$0.26	(96%)
Earnings per diluted share	$(0.38)	$0.50	$1.09	*	*	$0.13	$2.08	(94%)

Notes:	-
The Firm calculates earnings per share using the two-class method as described under the accounting guidance for earnings per share.  For further discussion of the Firm's earnings per share calculations, see page 13 of the financial supplement and Note 2 to the consolidated financial statements in the Firm's Annual Report on Form 10-K for the year ended December 31, 2010.

	-	Refer to Legal Notice on page 16.

MORGAN STANLEY
Quarterly Consolidated Financial Information and Statistical Data
(unaudited)

	Quarter Ended						Percentage Change From:		Six Months Ended		Percentage
	June 30, 2011		Mar 31, 2011		June 30, 2010		Mar 31, 2011	June 30, 2010	June 30, 2011	June 30, 2010	Change

Regional revenue (1)
Americas	$6,629		$5,490		$5,673		21%	17%	$12,119	$11,873	2%
EMEA (Europe, Middle East, Africa)	1,572		1,704		1,720		(8%)	(9%)	3,276	3,726	(12%)
Asia	1,081		441		570		145%	90%	1,522	1,436	6%
Consolidated net revenues	$9,282		$7,635		$7,963		22%	17%	$16,917	$17,035	(1%)

Worldwide employees	62,964		62,494		61,958		1%	2%
Total assets	$830,747		$836,185		$809,456		(1%)	3%
Firmwide Deposits	65,525		63,495		61,368		3%	7%
Consolidated assets under management or supervision (billions):
Asset Management	296		276		244		7%	21%
Global Wealth Management	516		510		403		1%	28%
Total	812		786		647		3%	26%

Common equity (2)	58,199		48,589		41,415		20%	41%
Preferred equity (2)	1,508		9,597		9,597		(84%)	(84%)
Morgan Stanley shareholders' equity	59,707		58,186		51,012		3%	17%
Junior subordinated debt issued to capital trusts	4,826		4,845		10,508		--	(54%)
Less: Goodwill and intangible assets (3)	(6,860)		(6,916)		(7,148)		1%	4%
Tangible Morgan Stanley shareholders' equity	$57,673		$56,115		$54,372		3%	6%
Tangible common equity	$51,339		$41,673		$34,267		23%	50%

Leverage Ratio	14.4	x	14.9	x	14.9	x

Return on average common equity
from continuing operations	*		6.2%		12.2%
Return on average common equity	*		6.2%		17.4%

Period end common shares outstanding (000's)	1,929,033		1,545,064		1,397,007		25%	38%

Book value per common share (4)	$30.17		$31.45		$29.65		(4%)	2%
Tangible book value per common share (4)	$26.61		$26.97		$24.53		(1%)	8%

Notes:	-	All data presented in millions except ratios, book values and number of employees.
-
Consolidated assets under management has been recast to exclude the share of minority stake assets which represents Asset Management's proportional share of assets managed by entities in which it owns a minority stake.

	-	Goodwill and intangible assets exclude noncontrolling interests and reflect the Firm's share of Morgan Stanley Smith Barney (MSSB) goodwill and intangible assets.
-
Tangible common equity is a non-GAAP measure that the Firm considers to be a useful measure that the Firm and investors use to assess capital adequacy. Tangible common equity equals common equity less goodwill and intangible assets net of allowable mortgage servicing rights deduction.

-
Leverage ratio is a non-GAAP measure that the Firm considers to be a useful measure that the Firm and investors use to assess capital adequacy. Leverage ratio equals total assets divided by tangible Morgan Stanley shareholders' equity.

-
For the quarter ended June 30, 2011, the negative adjustment related to the MUFG conversion was included in the numerator in the calculation of the return on average common equity. Excluding this negative adjustment, the return on average common equity for the Firm would have been 9%.

	-	Book value per common share equals common equity divided by period end common shares outstanding.
-
Tangible book value per common share is a non-GAAP measure that the Firm considers to be a useful measure that the Firm and investors use to assess capital adequacy. Tangible book value per common share equals tangible common equity divided by period end common shares outstanding.

	-	Tangible Morgan Stanley shareholders' equity is a non-GAAP measure that the Firm considers to be a useful measure that the Firm and investors use to assess capital adequacy.
	-	Refer to End Notes on pages 14-15 and Legal Notice on page 16.

MORGAN STANLEY
Quarterly Consolidated Financial Information and Statistical Data
(unaudited, dollars in billions)

	Quarter Ended
	June 30, 2011			Mar 31, 2011			June 30, 2010
	Average tier 1 capital (1)	Average common equity (1)	Return on average common equity	Average tier 1 capital (1)	Average common equity (1)	Return on average common equity	Average tier 1 capital (1)	Average common equity (1)	Return on average common equity
Institutional Securities	$25.1	$22.1	*	$23.0	$20.7	10%	$26.8	$17.8	29%
Global Wealth Management Group	3.4	7.1	*	3.1	6.7	9%	3.0	6.8	6%
Asset Management	1.4	2.0	*	1.4	1.9	12%	1.6	2.0	*
Parent capital	20.7	18.4		21.8	18.8		20.0	13.0
Total - continuing operations	50.6	49.6	*	49.3	48.1	6%	51.4	39.6	12%
Discontinued operations	0.0	0.0		0.0	0.0		0.2	0.4
Firm	$50.6	$49.6	*	$49.3	$48.1	6%	$51.6	$40.0	17%

	Six Months Ended						Six Months Ended
	June 30, 2011						June 30, 2010
	Average tier 1 capital (1)	Average common equity (1)	Return on average common equity				Average tier 1 capital (1)	Average common equity (1)	Return on average common equity
Institutional Securities	$24.1	$21.2	*				$25.8	$17.6	34%
Global Wealth Management Group	3.2	7.0	4%				3.0	6.8	6%
Asset Management	1.4	2.0	*				1.7	2.1	*
Parent capital	21.3	18.7					19.4	12.2
Total - continuing operations	50.0	48.9	1%				49.9	38.7	15%
Discontinued operations	0.0	0.0					0.2	0.4
Firm	$50.0	$48.9	1%				$50.1	$39.1	17%

Notes:	-
For the quarter and six months ended June 30, 2011 the negative adjustment of $1.7 billion related to the MUFG conversion was allocated to the business segments and included in the numerator for the purpose of calculating the  return on average common equity as follows: Institutional Securities $1.4 billion, Global Wealth Management $0.2 billion and Asset Management $0.1 billion.

Excluding this negative adjustment, the return on average common equity for the quarter and six months ended June 30, 2011 would have been:
Quarter: Firm: 9%, Institutional Securities: 18%, Global Wealth Management: 10% and Asset Management: 4%
Six Months: Firm: 8%, Institutional Securities: 14%, Global Wealth Management: 10% and Asset Management: 8%
The return on average common equity is a non-GAAP measure that the Firm considers to be a useful measure that the Firm and investors use to assess operating performance.
	-	Excluding the discrete tax benefits for the quarters ended March 31, 2011 and June 30, 2010, the return on average common equity for Institutional Securities would have been 1% and 22%, respectively.
Excluding the discrete tax benefits for the six months ended June 30, 2010, the return on average common equity for Institutional Securities would have been 26%.
	-	Refer to End Notes on pages 14-15 and Legal Notice on page 16.

MORGAN STANLEY
Quarterly Institutional Securities Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Six Months Ended		Percentage
	June 30, 2011	Mar 31, 2011	June 30, 2010	Mar 31, 2011	June 30, 2010	June 30, 2011	June 30, 2010	Change
Revenues:
Investment banking	$1,473	$1,008	$885	46%	66%	$2,481	$1,772	40%
Principal transactions:
Trading	3,209	2,646	3,116	21%	3%	5,855	6,534	(10%)
Investments	150	143	(68)	5%	*	293	106	176%
Commissions	603	670	617	(10%)	(2%)	1,273	1,197	6%
Asset management, distribution and admin. fees	34	31	39	10%	(13%)	65	65	--
Other	130	(573)	51	*	155%	(443)	193	*
Total non-interest revenues	5,599	3,925	4,640	43%	21%	9,524	9,867	(3%)

Interest income	1,573	1,480	1,359	6%	16%	3,053	2,755	11%
Interest expense	1,983	1,813	1,484	9%	34%	3,796	2,769	37%
Net interest	(410)	(333)	(125)	(23%)	*	(743)	(14)	*
Net revenues	5,189	3,592	4,515	44%	15%	8,781	9,853	(11%)

Compensation and benefits	2,240	1,953	1,637	15%	37%	4,193	3,806	10%
Non-compensation expenses	1,492	1,242	1,283	20%	16%	2,734	2,387	15%
Total non-interest expenses	3,732	3,195	2,920	17%	28%	6,927	6,193	12%

Income (loss) from continuing operations before taxes	1,457	397	1,595	*	(9%)	1,854	3,660	(49%)
Income tax provision / (benefit) from continuing operations	350	(378)	220	*	59%	(28)	550	*
Income (loss) from continuing operations	1,107	775	1,375	43%	(19%)	1,882	3,110	(39%)
Gain (loss) from discontinued operations after tax	1	(3)	(27)	*	*	(2)	(963)	100%
Net income (loss)	1,108	772	1,348	44%	(18%)	1,880	2,147	(12%)
Net income (loss) applicable to noncontrolling interests	117	61	(9)	92%	*	178	(5)	*
Net income (loss) applicable to Morgan Stanley	$991	$711	$1,357	39%	(27%)	$1,702	$2,152	(21%)

Amounts applicable to Morgan Stanley:
Income (loss) from continuing operations	990	714	1,384	39%	(28%)	1,704	3,115	(45%)
Gain (loss) from discontinued operations after tax	1	(3)	(27)	*	*	(2)	(963)	100%
Net income (loss) applicable to Morgan Stanley	$991	$711	$1,357	39%	(27%)	$1,702	$2,152	(21%)

Return on average common equity
from continuing operations	*	10%	29%			*	34%
Pre-tax profit margin	28%	11%	35%			21%	37%
Compensation and benefits as a % of net revenues	43%	54%	36%			48%	39%

Notes:	-
Pre-tax profit margin is a non-GAAP financial measure that the Firm considers to be a useful measure that the Firm and investors use to assess operating performance. Percentages represent income from continuing operations before income taxes as a percentage of net revenues.

	-	Other revenues for the quarter ended March 31, 2011 included a loss of $655 million related to MUMSS.
-
For the quarter and six months ended June 30, 2011, the negative adjustment related to the MUFG conversion was included in the numerator in the calculation of the return on average common equity. Excluding this negative adjustment, the return on average common equity for Institutional Securities would have been 18% and 14%, respectively, for the quarter and six months ended June 30, 2011.

-
The quarter ended March 31, 2011 included a discrete net tax benefit of $447 million from the remeasurement of a deferred tax asset and the reversal of a related valuation allowance that are both associated with the sale of Revel and the tax benefit of $230 million related to the MUMSS loss.

	-	Excluding the discrete tax benefits for the quarter and six months ended June 30, 2010, the return on average common equity for Institutional Securities would have been 22% and 26%, respectively.
	-	Refer to Legal Notice on page 16.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Institutional Securities
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Six Months Ended		Percentage
	June 30, 2011	Mar 31, 2011	June 30, 2010	Mar 31, 2011	June 30, 2010	June 30, 2011	June 30, 2010	Change

Investment Banking
Advisory revenues	$533	$385	$288	38%	85%	$918	$615	49%
Underwriting revenues
Equity	419	285	269	47%	56%	704	533	32%
Fixed income	521	338	328	54%	59%	859	624	38%
Total underwriting revenues	940	623	597	51%	57%	1,563	1,157	35%

Total investment banking revenues	$1,473	$1,008	$885	46%	66%	$2,481	$1,772	40%

Sales & Trading
Equity	$1,853	$1,702	$1,415	9%	31%	$3,555	$2,834	25%
Fixed income and Commodities	2,093	1,770	2,332	18%	(10%)	3,863	5,049	(23%)
Other	(510)	(458)	(100)	(11%)	*	(968)	(101)	*
Total sales & trading net revenues	$3,436	$3,014	$3,647	14%	(6%)	$6,450	$7,782	(17%)

Investments & Other
Investments	$150	$143	$(68)	5%	*	$293	$106	176%
Other	130	(573)	51	*	155%	(443)	193	*
Total investments & other revenues	$280	$(430)	$(17)	*	*	$(150)	$299	*

Total Institutional Securities net revenues	$5,189	$3,592	$4,515	44%	15%	$8,781	$9,853	(11%)

Average Daily 95% / One-Day Value-at-Risk ("VaR") (1)
Primary Market Risk Category ($ millions, pre-tax)
Interest rate and credit spread	$131	$105	$132
Equity price	$31	$28	$29
Foreign exchange rate	$20	$18	$26
Commodity price	$30	$33	$29

Trading VaR	$145	$121	$139

Notes:	-	Other revenues for the quarter ended March 31, 2011 included a loss of $655 million related to MUMSS.
	-	Refer to End Notes on pages 14-15 and Legal Notice on page 16.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Institutional Securities - Corporate Lending
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:
	June 30, 2011	Mar 31, 2011	June 30, 2010	Mar 31, 2011	June 30, 2010

Corporate funded loans
Investment grade	$7.2	$5.3	$5.1	36%	41%
Non-investment grade	7.1	6.5	6.8	9%	4%
Total corporate funded loans	$14.3	$11.8	$11.9	21%	20%

Corporate lending commitments
Investment grade	$53.2	$48.7	$43.6	9%	22%
Non-investment grade	18.5	14.8	11.6	25%	59%
Total corporate lending commitments	$71.7	$63.5	$55.2	13%	30%

Corporate funded loans plus lending commitments
Investment grade	$60.4	$54.0	$48.7	12%	24%
Non-investment grade	$25.6	$21.3	$18.4	20%	39%

% investment grade	70%	72%	73%
% non-investment grade	30%	28%	27%

Total corporate funded loans and lending commitments	$86.0	$75.3	$67.1	14%	28%
Hedges	$34.0	$23.9	$20.1	42%	69%

Notes:	-
In connection with certain of its Institutional Securities business activities, the Firm provides loans or lending commitments to select clients related to its event driven or relationship lending activities.  For a further discussion of this activity, see the Firm's Annual Report on Form 10-K for the year ended December 31, 2010.

-
For the quarters ended June 30, 2011, March 31, 2011 and June 30, 2010 the leveraged acquisition finance portfolio of pipeline commitments and closed deals to non-investment grade borrowers were $7.2 billion, $3.7 billion and $4.9 billion, respectively.

	-	The hedge balance reflects the notional amount utilized by the lending business.
	-	Refer to Legal Notice on page 16.

MORGAN STANLEY
Quarterly Global Wealth Management Group Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Six Months Ended		Percentage
	June 30, 2011	Mar 31, 2011	June 30, 2010	Mar 31, 2011	June 30, 2010	June 30, 2011	June 30, 2010	Change
Revenues:
Investment banking	$219	$204	$201	7%	9%	$423	$374	13%
Principal transactions:
Trading	289	334	249	(13%)	16%	623	591	5%
Investments	5	4	0	25%	*	9	6	50%
Commissions	689	779	692	(12%)	--	1,468	1,374	7%
Asset management, distribution and admin. fees	1,781	1,683	1,572	6%	13%	3,464	3,200	8%
Other	145	91	72	59%	101%	236	155	52%
Total non-interest revenues	3,128	3,095	2,786	1%	12%	6,223	5,700	9%

Interest income	466	454	387	3%	20%	920	726	27%
Interest expense	118	112	99	5%	19%	230	247	(7%)
Net interest	348	342	288	2%	21%	690	479	44%
Net revenues	3,476	3,437	3,074	1%	13%	6,913	6,179	12%

Compensation and benefits	2,150	2,125	1,966	1%	9%	4,275	3,938	9%
Non-compensation expenses	1,004	964	901	4%	11%	1,968	1,756	12%
Total non-interest expenses	3,154	3,089	2,867	2%	10%	6,243	5,694	10%

Income (loss) from continuing operations before taxes	322	348	207	(7%)	56%	670	485	38%
Income tax provision / (benefit) from continuing operations	138	91	61	52%	126%	229	125	83%
Income (loss) from continuing operations	184	257	146	(28%)	26%	441	360	23%
Gain (loss) from discontinued operations after tax	0	0	0	--	--	0	0	--
Net income (loss)	184	257	146	(28%)	26%	441	360	23%
Net income (loss) applicable to noncontrolling interests	4	74	36	(95%)	(89%)	78	151	(48%)
Net income (loss) applicable to Morgan Stanley	$180	$183	$110	(2%)	64%	$363	$209	74%

Amounts applicable to Morgan Stanley:
Income (loss) from continuing operations	180	183	110	(2%)	64%	363	209	74%
Gain (loss) from discontinued operations after tax	0	0	0	--	--	0	0	--
Net income (loss) applicable to Morgan Stanley	$180	$183	$110	(2%)	64%	$363	$209	74%

Return on average common equity
from continuing operations	*	9%	6%			4%	6%
Pre-tax profit margin	9%	10%	7%			10%	8%
Compensation and benefits as a % of net revenues	62%	62%	64%			62%	64%

Notes:	-	The tax provision / (benefit) for all periods includes the Firm's interest in MSSB.
	-	Net income (loss) applicable to noncontrolling interests reflects the 49% allocation of MSSB's pre-tax results to Citigroup.
-
For the quarter and six months ended June 30, 2011, the negative adjustment related to the MUFG conversion was included in the numerator in the calculation of the return on average common equity.  Excluding this negative adjustment, the return on average common equity for Global Wealth Management would have been 10% and 10%, respectively, for the quarter and six months ended June 30, 2011.

-
Pre-tax profit margin is a non-GAAP financial measure that the Firm considers to be a useful measure that the Firm and investors use to assess operating performance. Percentages represent income from continuing operations before income taxes as a percentage of net revenues.

	-	Refer to Legal Notice on page 16.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Global Wealth Management Group
(unaudited)

	Quarter Ended			Percentage Change From:
	June 30, 2011	Mar 31, 2011	June 30, 2010	Mar 31, 2011	June 30, 2010

Global representatives	17,638	17,800	18,087	(1%)	(2%)

Annualized revenue per global
representative (000's)	$785	$767	$679	2%	16%

Assets by client segment (billions)
$10m or more	539	545	440	(1%)	23%
$1m - $10m	735	733	627	--	17%
Subtotal - > $1m	1,274	1,278	1,067	--	19%
$100k - $1m	397	401	389	(1%)	2%
< $100k	38	39	44	(3%)	(14%)
Total client assets (billions)	$1,709	$1,718	$1,500	(1%)	14%

% of assets by client segment > $1m	75%	74%	71%

Fee-based client account assets (billions)	$509	$501	$396	2%	29%
Fee-based assets as a % of client assets	30%	29%	26%

Bank deposit program (millions)	$110,354	$111,502	$109,518	(1%)	1%

Client assets per global
representative (millions)	$97	$97	$83	--	17%

Global retail net new assets (billions)	$2.9	$11.4	$(5.5)	(75%)	*

Global fee based asset flows (billions)	$9.7	$17.8	$6.3	(46%)	54%

Global retail locations	804	832	881	(3%)	(9%)

Notes:	-	Annualized revenue per global representative is defined as annualized revenue divided by average global representative headcount.
	-	Fee-based client account assets represents the amount of assets in client accounts where the basis of payment for services is a fee calculated on those assets.
-
For the quarters ended June 30, 2011, March 31, 2011 and June 30, 2010, approximately $56 billion, $54 billion and $52 billion, respectively, of the assets in the bank deposit program are attributable to Morgan Stanley.

	-	Global fee based asset flows represents the net asset flows, excluding interest and dividends, in client accounts where the basis of payment for services is a fee calculated on those assets.
	-	Client assets per global representative represents total client assets divided by period end global representative headcount.
	-	Refer to Legal Notice on page 16.

MORGAN STANLEY
Quarterly Asset Management Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Six Months Ended		Percentage
	June 30, 2011	Mar 31, 2011	June 30, 2010	Mar 31, 2011	June 30, 2010	June 30, 2011	June 30, 2010	Change
Revenues:
Investment banking	$3	$2	$7	50%	(57%)	$5	$7	(29%)
Principal transactions:
Trading	(11)	(1)	(10)	*	(10%)	(12)	(11)	(9%)
Investments (1)	247	182	16	36%	*	429	205	109%
Commissions	0	0	0	--	--	0	0	--
Asset management, distribution and admin. fees	413	409	383	1%	8%	822	797	3%
Other	3	42	36	(93%)	(92%)	45	106	(58%)
Total non-interest revenues	655	634	432	3%	52%	1,289	1,104	17%

Interest income	3	4	3	(25%)	--	7	9	(22%)
Interest expense	13	12	25	8%	(48%)	25	50	(50%)
Net interest	(10)	(8)	(22)	(25%)	55%	(18)	(41)	56%
Net revenues	645	626	410	3%	57%	1,271	1,063	20%

Compensation and benefits	285	255	282	12%	1%	540	557	(3%)
Non-compensation expenses	195	244	214	(20%)	(9%)	439	418	5%
Total non-interest expenses	480	499	496	(4%)	(3%)	979	975	--

Income (loss) from continuing operations before taxes	165	127	(86)	30%	*	292	88	*
Income tax provision / (benefit) from continuing operations	54	31	(39)	74%	*	85	4	*
Income (loss) from continuing operations	111	96	(47)	16%	*	207	84	146%
Gain (loss) from discontinued operations after tax	3	5	541	(40%)	(99%)	8	635	(99%)
Net income (loss)	114	101	494	13%	(77%)	215	719	(70%)
Net income (loss) applicable to noncontrolling interests (1)	92	27	(3)	*	*	119	113	5%
Net income (loss) applicable to Morgan Stanley	$22	$74	$497	(70%)	(96%)	$96	$606	(84%)

Amounts applicable to Morgan Stanley:
Income (loss) from continuing operations	19	69	(44)	(72%)	*	88	(29)	*
Gain (loss) from discontinued operations after tax	3	5	541	(40%)	(99%)	8	635	(99%)
Net income (loss) applicable to Morgan Stanley	$22	$74	$497	(70%)	(96%)	$96	$606	(84%)

Return on average common equity
from continuing operations	*	12%	*			*	*
Pre-tax profit margin	26%	20%	*			23%	8%
Compensation and benefits as a % of net revenues	44%	41%	69%			43%	52%

Notes:	-
For the quarter and six months ended June 30, 2011, the negative adjustment related to the MUFG conversion was included in the numerator in the calculation of the return on average common equity. Excluding this negative adjustment, the return on average common equity for Asset Management would have been 4% and 8%, respectively, for the quarter and six months ended June 30, 2011.

-
Pre-tax profit margin is a non-GAAP financial measure that the Firm considers to be a useful measure that the Firm and investors use to assess operating performance. Percentages represent income from continuing operations before income taxes as a percentage of net revenues.

	-	Refer to End Notes on pages 14-15 and Legal Notice on page 16.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Asset Management
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:		Six Months Ended		Percentage
	June 30, 2011	Mar 31, 2011	June 30, 2010	Mar 31, 2011	June 30, 2010	June 30, 2011	June 30, 2010	Change

Net Revenues
Traditional Asset Management	$366	$325	$255	13%	44%	$691	$541	28%
Real Estate Investing (1)	175	118	61	48%	187%	293	262	12%
Merchant Banking (2)	104	183	94	(43%)	11%	287	260	10%
Total Asset Management	$645	$626	$410	3%	57%	$1,271	$1,063	20%

Assets under management or supervision

Net flows by asset class (3)
Traditional Asset Management
Equity	$1.4	$2.0	$(0.9)	(30%)	*	$3.4	$(1.4)	*
Fixed income	(2.4)	(0.6)	(1.3)	*	(85%)	(3.0)	0.5	*
Liquidity	16.5	1.6	0.1	*	*	18.1	(8.3)	*
Alternatives	0.2	(0.1)	0.4	*	(50%)	0.1	(0.2)	*
Total Traditional Asset Management	15.7	2.9	(1.7)	*	*	18.6	(9.4)	*

Real Estate Investing	(0.1)	0.2	0.2	*	*	0.1	0.7	(86%)

Merchant Banking
Private Equity	0.1	0.0	0.1	*	--	0.1	0.4	(75%)
FrontPoint (4)	0.0	(1.7)	0.2	*	*	(1.7)	0.3	*
Total Merchant Banking	0.1	(1.7)	0.3	*	(67%)	(1.6)	0.7	*

Total net flows	$15.7	$1.4	$(1.2)	*	*	$17.1	$(8.0)	*

Assets under management or supervision by asset class (5)
Traditional Asset Management
Equity	$119	$116	$87	3%	37%
Fixed income	61	61	59	--	3%
Liquidity	72	55	50	31%	44%
Alternatives	18	18	17	--	6%
Total Traditional Asset Management	270	250	213	8%	27%

Real Estate Investing	17	17	15	--	13%

Merchant Banking
Private Equity	9	9	9	--	--
FrontPoint (4)	0	0	7	--	*
Total Merchant Banking	9	9	16	--	(44%)

Total Assets Under Management or Supervision	$296	$276	$244	7%	21%
Share of minority stake assets	7	8	7	(13%)	--

Notes:	-
Beginning in the quarter ended March 31, 2011, the Asset Management segment was organized into three businesses including Traditional Asset Management, Real Estate Investing and Merchant Banking. Traditional Asset Management includes Long-Only, Liquidity and Alternative Investment Partners fund of funds businesses.  Real Estate Investing was previously reported as part of Merchant Banking.  Merchant Banking includes Private Equity and Infrastructure businesses and hedge fund investments. The Firm's equity investment in FrontPoint Partners LLC (FrontPoint), subsequent to the restructuring of that business, is included in Merchant Banking.  The results of the FrontPoint business for all periods prior to the restructuring are also included in Merchant Banking.

	-	Fixed income outflows for the quarter ended June 30, 2011 include $1.3 billion due to the revised treatment of assets under management (AUM) previously reported as a net flows.
	-	Alternatives include a range of alternative investment products such as hedge funds, funds of hedge funds and funds of private equity funds.
	-	The share of minority stake assets represents Asset Management's proportional share of assets managed by entities in which it owns a minority stake.
	-	Refer to End Notes on pages 14-15 and Legal Notice on page 16.

This page represents an addendum to the 2Q 2011 Financial Supplement, Appendix I

MORGAN STANLEY
Earnings Per Share Calculation Under Two-Class Method
Three Months Ended June 30, 2011
(unaudited, in millions, except for per share data)

	Allocation of net income from continuing operations
	(A)	(B)	(C)	(D)	(E)	(F)		(G)
						(D)+(E)		(F)/(A)
	Weighted Average # of Shares	% Allocation (2)	Net income from continuing operations applicable to Morgan Stanley (3)	Distributed Earnings (4)	Undistributed Earnings (5)	Total Earnings Allocated		Basic EPS (8)
Basic Common Shares	1,464	99%		$73	($635)	($562)	(6)	($0.38)
Participating Restricted Stock Units (1)	22	1%		$1	$0	$1	(7)	N/A
	1,486	100%	($561)	$74	($635)	($561)

	Allocation of gain (loss) from discontinued operations
	(A)	(B)	(C)	(D)	(E)	(F)		(G)
						(D)+(E)		(F)/(A)
	Weighted Average # of Shares	% Allocation (2)	Gain (loss) from Discontinued Operations Applicable to Common Shareholders, after Tax (3)	Distributed Earnings (4)	Undistributed Earnings (5)	Total Earnings Allocated		Basic EPS (8)
Basic Common Shares	1,464	99%		$0	$4	$4	(6)	$0.00
Participating Restricted Stock Units (1)	22	1%		$0	$0	$0	(7)	N/A
	1,486	100%	$4	$0	$4	$4

	Allocation of net income applicable to common shareholders
	(A)	(B)	(C)	(D)	(E)	(F)		(G)
						(D)+(E)		(F)/(A)
	Weighted Average # of Shares	% Allocation (2)	Net income applicable to Morgan Stanley (3)	Distributed Earnings (4)	Undistributed Earnings (5)	Total Earnings Allocated		Basic EPS (8)
Basic Common Shares	1,464	99%		$73	($631)	($558)	(6)	($0.38)
Participating Restricted Stock Units (1)	22	1%		$1	$0	$1	(7)	N/A
	1,486	100%	($557)	$74	($631)	($557)

Note:	Refer to End Notes on pages 14-15 and Legal Notice on page 16.

MORGAN STANLEY
End Notes

Page 4:
(1)
Reflects the regional view of the Firm's consolidated net revenues, on a managed basis, based on the following methodology: Institutional Securities: investment banking - client location, equity capital markets - client location, debt capital markets - revenue recording location, sales & trading - trading desk location. Global Wealth Management: financial advisor location. Asset Management: client location except for the merchant banking business which is based on asset location.  The MUMSS related loss of $655 million in the quarter ended March 31, 2011 was reported in the Asia region within Institutional Securities.

(2) The increase in common equity and decrease in preferred equity during the quarter ended June 30, 2011 reflect the MUFG conversion.
(3)
Goodwill and intangible balances net of allowable mortgage servicing rights deduction for quarters ended June 30, 2011, March 31, 2011 and June 30, 2010 of $120 million, $130 million and $125 million, respectively.

(4)
For the quarter ended June 30, 2011 book value and tangible book value decreased by $2.29 and $1.41 per share, respectively, related to the conversion of Firm convertible preferred stock held by MUFG into approximately 385 million shares of common stock.

Page 5:
(1)
The Firm’s capital management approach includes an estimation of an amount of capital the Firm and its businesses require over a wide range of market environments.  Tier 1 capital and common equity are designated to segments based on the capital usage calculated by the Firm’s Required Capital framework, an internal adequacy measure, which considers a combination of a base amount of capital and an amount of economic capital reserved to absorb extreme stress events.  The Firm defines parent capital as capital not specifically designated to a particular business segment.  The Firm generally holds parent capital for prospective regulatory requirements, organic growth, acquisitions and other capital needs.  The Firm's Required Capital is met by regulatory Tier 1 capital. The Required Capital framework will continue to evolve over time in response to changes in the business and regulatory environment and to incorporate enhancements in modeling techniques.  On March 31, 2011, the Federal Reserve implemented a limit on the amount of the restricted core capital elements (trust preferred securities and certain noncontrolling interests) to 15% of the sum of all core capital elements, including restricted core capital elements, net of goodwill less any associated deferred tax liability.  This restriction resulted in approximately $3.9 billion of restricted capital being reclassed from Tier 1 capital to Tier 2 capital for March 31, 2011.  To enhance the comparability of the first quarter’s average Tier 1 capital and average common equity by segment to subsequent quarterly averages, the Firm applied this limitation to the full quarter average, as if the rule were in place from January 1, 2011.  The MUFG conversion, which occurred on June 30, 2011, did not have a material effect on Firm or business segment average common equity for the quarter and six months ended June 30, 2011.

Page 7:
(1)
Represents the loss amount that one would not expect to exceed, on average, more than five times every one hundred trading days in the Firm's trading positions if the portfolio were held constant for a one-day period.  Trading VaR for all periods includes counterparty portfolio VaR which reflects adjustments, net of hedges, related to counterparty credit risk and other market risks.  For further discussion of the calculation of VaR and the limitations of the Firm's VaR methodology, see Part II, Item 7A "Quantitative and Qualitative Disclosures about Market Risk" in the Firm's Annual Report on Form 10-K for the year ended December 31, 2010.

Page 11:
(1)
The quarters ended June 30, 2011, March 31, 2011 and June 30, 2010 include investment gains (losses) for certain funds included in the Firm's consolidated financial statements.  The limited partnership interests in these gains were reported in net income (loss) applicable to noncontrolling interests.

MORGAN STANLEY
End Notes

Page 12:
(1)
Real Estate Investing revenues include gains or losses related to principal investments held by certain consolidated real estate funds.  These gains or losses are offset in the net income (loss) applicable to noncontrolling interest. The investment gains (losses) for the quarters ended June 30, 2011, March 31, 2011 and June 30, 2010 are $95 million, $42 million and $(1) million, respectively.

(2)
Merchant Banking revenues include gains or losses related to entities in which Asset Management owns a minority stake, including FrontPoint subsequent to the Firm's restructuring of its ownership of that business during the quarter ended March 31, 2011.

(3)	Net Flows by region [inflow / (outflow)] for the quarters ended June 30, 2011, March 31, 2011 and June 30, 2010 are:
North America: $14.5 billion, $0.1 billion and $(0.6) billion
International: $1.2 billion, $1.3 billion and $(0.6) billion
(4)
On March 1, 2011, Morgan Stanley completed the restructuring of its ownership of FrontPoint.  The quarter ended March 31, 2011 included two months of net flows related to FrontPoint whereas the quarter ended June 30, 2010 included three months of net flows related to FrontPoint.  Assets under management or supervision for the quarters ended June 30, 2011 and March 31, 2011 exclude FrontPoint whereas the quarter ended June 30, 2010 include assets under management or supervision of $7.0 billion related to FrontPoint.

(5)	Assets under management or supervision by region for the quarters ended June 30, 2011, March 31, 2011 and June 30, 2010 are:
North America: $193 billion, $176 billion and $162 billion
International: $103 billion, $100 billion and $82 billion

Page 13:
(1)
Unvested share-based payment awards that contain non-forfeitable rights to dividends or dividend equivalents (whether paid or unpaid) are participating securities and are included in the computation of EPS pursuant to the two-class method.  Restricted Stock Units ("RSUs") that pay dividend equivalents subject to vesting are not deemed participating securities and are included in diluted shares outstanding (if dilutive) under the treasury stock method.

(2)	The percentage of weighted basic common shares and participating RSUs to the total weighted average of basic common shares and participating RSUs.
(3)
Represents net income from continuing operations, gain (loss) from discontinued operations (after tax), and net income applicable to Morgan Stanley for the quarter ended June 30, 2011 prior to allocations to participating RSUs.

(4)
Distributed earnings represent the dividends declared on common shares and participating RSUs for the quarter ended June 30, 2011.  The amount of dividends declared is based upon the number of common shares outstanding as of the dividend record date.  During the quarter ended June 30, 2011, a $0.05 dividend was declared on common shares outstanding and participating RSUs.

(5)
The two-class method assumes all of the earnings for the reporting period are distributed and allocates to the participating RSUs what they would be entitled to based on their contractual rights and obligations of the participating security.

(6)	Total income applicable to common shareholders to be allocated to the common shares in calculating basic and diluted EPS for common shares.
(7)	Total income applicable to common shareholders to be allocated to the participating RSUs reflected as a deduction to the numerator in determining basic and diluted EPS for common shares.
(8)	Basic and diluted EPS data are required to be presented only for classes of common stock, as described under the accounting guidance for earnings per share.

MORGAN STANLEY
Legal Notice

This Financial Supplement contains financial, statistical and business-related information, as well as business and segment trends.
The information should be read in conjunction with the Firm's second quarter earnings press release issued July 21, 2011.

16